Positron

Positron and the Future of Nuclear Cardiology

May // 2012

Positron Corporation

Positron Corporation is a leading molecular imaging healthcare company that is vertically integrating all the key segments of nuclear cardiology—offering a full solution for cardiac PET imaging.

Positron provides innovative nuclear medicine technologies, radiopharmaceuticals and radioisotopes—an end-to-end solution reshaping the field of nuclear cardiology.

Positron enables healthcare providers to more accurately diagnose cardiac disease and improve patient outcomes, while practicing cost effective medicine.

Positron's approach in securing the supply chain is key in facilitating the adoption of cardiac PET and growth of nuclear cardiology.

Company Snapshot

Industry	Nuclear Medicine
Ticker Symbol	OTCBB : POSC
Current Price	$0.015
Average Volume (3 month)	1.4M
52 Week High / Low	$0.07 / $0.01
Shares Outstanding / Fully Diluted	1.1B / 3.0B
Float	768M
Fully Diluted Market Cap	$45M
Past Revenue (2011)	$6.2M
Estimated Revenue (2012)	$7.0M
Projected Revenue (2013)	$22.3M

Objectives

// Become dominant market player within the nuclear cardiology industry through the vertical integration of all key components creating a end to end solution for nuclear cardiologists.

// Positron will facilitate the stabilization, security and growth of the industry by increasing and creating the supply of radioisotopes and radiopharmaceuticals.

// Maximize market share by offering cost-effective, value added solutions to end-users, which will accelerate and expand the scope of PET adoption.

// Defining cardiac PET industry therefore creating a sustained long-term value creator for industry participants and shareholders.

Vertical Integration Approach

PET Imaging System	Radiopharmaceuticals	Radioisotopes	Financing
Attrius • Only dedicated PET imaging system • Proprietary software • PosiStar: clinical and technical support	**Manufacturing and Distribution** • Rubidium-82 generator development and radiopharmaceutical manufacturing • PosiRx: a virtual nuclear pharmacy • Strategic partnerships with key suppliers	**MIT/ 70 MeV Cyclotron** • Sr-82 processing from foreign & domestic suppliers • Refurbishment and recycling of Rb generators • 70MeV cyclotron • other medical isotopes	**Financial Solutions** • Minimize barriers to entry • Offering a full solution; accelerating adoption of cardiac PET

- Establish foundation for cardiac imaging through core products
- Expand presence in market while integrating critical complimentary segments
- Stabilize and supply source materials; controlling supply chain
- Integrate economic efficiencies through vertical integration creating value chain

Positron's Strategy

Implement a vertically integrated solution for cardiac PET–to meet current and future demand.


Sr-82 Production
Sr-82 Processing & Waste Management
Rb-82 Generator
PET System
Services
3rd party suppliers/ Positron's 70 MeV Cyclotron
Positron/MIT
Positron and/or 3rd party distribution license
Positron's Attrius
Technical Clinical Financial
Offering an end-to-end solution that is redefining an industry.

Cardiac PET Supply Chain

Current		Positron
Sr-82 produced by U.S. Government at Los Alamos	70 MeV Cyclotron	Positron seeks to build 70 MeV cyclotron; located in Indiana
Target processing also performed by U.S. Gov. at Los Alamos	Target Processing Facility	Positron's processing & recycling facilities; located in Texas
One U.S. supplier of Rb-82 generators and carts: Bracco Diagnostics	Rb-82 Generator	Positron and/or 3rd party generator
Positron's distributes only new PET system available on the market	PET Scanner	Positron's Attrius
= Fragmented Offering		= Integrated Solutions

Industry Overview

// Cardiovascular disease (CVD) is the leading cause of death in the US (34.2 %) Direct CVD costs are projected to increase from$316 billion in 2011 to $818 billion in 2030 (American Heart Association, 2011).

// The two dominant diagnostic modalities in cardiac nuclear medicine are SPECT (dated technology) and PET (advanced technology).

// US Market for SPECT and PET radiopharmaceuticals reached $1.2 billion in 2010 and is expected to reach $6 billion by 2018.

// PET is expected to grow from 34% of the market in 2010 ($392 million) to 72% ($4.31 billion) in 2018.

Why PET Now?

Paradigm Shift to Better Medicine

// PET relative to SPECT has a significantly higher rate of specificity and sensitivity resulting in decreased attenuation artifacts and inconclusive studies. PET provides a more accurate diagnosis for patients, potentially reducing unnecessary downstream procedures.

Reimbursement

// Myocardial perfusion imaging, utilizing Rb-82, is approved as a first line test in symptomatic patients. There is > $1000 positive differential when comparing reimbursement between PET and SPECT procedures.

Lower Radiation Exposure

// PET only imaging, utilizing Rb-82, is a highly accurate test with a lower radiation burden to the patient compared to competing technologies.

Quantitative Imaging

// The implementation of Coronary Flow Reserve (CFR) software is a clear differentiator to PET from SPECT allowing for more efficient revascularization decision making.

Target Markets

// Target US Market for SPECT cardiac radiopharmaceuticals is $600-620 million and is expected to be flat in the nearest future.

// Cardiac PET equipment market is relatively small but fast growing and is expected to grow from $26 million to $47 million in 2015 or 20% every year (Millenium Research Group, 2010).

// Sales of a major cardiac PET radiopharmaceutical, rubidium, are expected to grow from $70 million to over $200 million in 2015.

// The annual demand for higher energy accelerator isotopes used in medical imaging is expected to grow from $18 million to $35 million over the next 2-3 years, with subsequent annual growth of at least 25-30%.

Core Products

Attrius®

// Dedicated PET system optimized for myocardial perfusion imaging, that enables physicians to provide superior proven technology, while delivering an accurate diagnosis.

PosiRx™

// A revolutionary device that automates the elution, preparation and dispensing processes for radiopharmaceutical agents used in SPECT imaging.

Radiopharmaceuticals

// Our manufacturing facility is optimized for Positron's proprietary and third party manufactured PET & SPECT products.

Radioisotopes

// Through MIT, Positron processes and handles radioisotopes from domestic and foreign suppliers, with the ability to refurbish and recycle spent generators.

Positron's Integrated Solution


ATTRIUS
dedicated cardiac PET scanner
POSISTAR
clinical & technical support
RADIO-PHARMACEUTICALS
production
Rb-82 GENERATOR
development & manufacturing
POSIRX
virtual nuclear pharmacy
RADIOISOTOPES
Sr-82 handling & processing
70 MeV CYCLOTRON
proprietary supply
FINANCING
innovative structures
Implementing a vertically integrated full solution for Cardiac PET

Competitive Advantages

// Attrius– only dedicated PET system in the world; proprietary software technology that will offer Coronary Flow Reserve (CFR) & low dose protocols.

// Sr-82 Capabilities– Positron possesses the only commercial resource in the world with practical knowledge and experience in all stages of Sr-82 production, processing and spent generator lifecycle management.

// 70 MeV Cyclotron– largest commercial high energy cyclotron in the world; this 70 MeV cyclotron center will become the workhorse of radioisotope production in North America providing an indigenous radioisotope supply solution to not only cardiac PET but many other radiopharmaceuticals.

// PosiRx– only automated radiopharmaceutical system on the market with USP-797 classification.

// Positron is the only company in the world with all critical components to vertically integrate the fragmented sole source "supplier environment" that exists in the nuclear cardiology market today.

Positron Highlights

- Acquired Manhattan Isotope Technologies (MIT) for the processing of radioisotopes supplied by foreign and domestic sources.
- Positron offered economic incentives to locate its 70 MeV cyclotron and corporate offices in Indiana.
- Positron's Attrius & Attrius L systems receive approval for sale from Health Canada.
- Positron advances internal development and potential third party partnerships associated with Rb-82 generators.
- Positron receives Indiana Board of Pharmacy and NRC for the commercial distribution of Indium Oxine.
- Positron signs Group Purchasing Agreement with Amerinet and supply agreement with Covidien.
- Methodically positioned itself as the industry's only complete cardiac solutions provider by offering innovative products, services, isotopes and financing options. Positron will provide a full end-to-end solution for nuclear cardiologists while facilitating the growth and security of the industry.

History and Projected Milestones



Plan to complete 70 MeV project
Sr-82 production to begin
2015
Expect availability of Rb-82 generator
2013
Launched PosiRx Radiopharmaceutical System
Cyclotron project & TIF approved Noblesville, IN
Nuclear Pharmacy NRC approval
Radiopharmaceutical production begins
2012
Acquisition of Manhattan Isotope Technology, LLC
Plan to enter Sr-82 market through processing & recycling
Plan to break ground on 70 MeV cyclotron project
2011
FDA approval of Attrius PET System
2010
Receipt of Frost & Sullivan Innovation Award
Acquired cGMP radiopharmaceutical facility
2009
Acquired radiopharmaceutical technology company; PosiRx™
2008
New management team
Neusoft/Positron JV formed to develop a dedicated PET system
2006
Acquired SPECT camera technology company; Pulse®
2005
1983
Positron Corporation formed

Financial Projections



$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Attrius	$5,262,338	$4,666,577	$15,341,187	$31,560,624	$39,152,996	$39,539,857	$39,676,031	$39,723,963	$39,740,835	$39,746,774
PosiRx	$-	$221,000	$1,253,000	$3,290,000	$5,817,000	$8,337,000	$10,703,000	$11,704,000	$12,138,000	$12,138,000
Services	$895,448	$1,846,008	$2,134,706	$3,482,878	$6,486,793	$11,238,712	$15,934,955	$20,651,606	$25,368,633	$30,085,609
Radiopharmaceuticals	$-	$310,000	$3,600,000	$4,540,000	$4,800,000	$56,004,009	$56,004,009	$81,606,014	$81,606,014	$81,606,014
Rb-82 Generators	$-	$-	$-	$-	$-	$72,242,400	$94,980,160	$117,612,578	$140,254,868	$162,857,197
TOTALS	**$6,157,786**	**$7,043,585**	**$22,328,894**	**$42,873,503**	**$56,256,790**	**$187,361,978**	**$217,298,154**	**$271,298,160**	**$299,108,350**	**$326,433,594**

Positron as an Investment

- // Strong growth & industry adoption from SPECT to PET driven by paradigm shift in treatment and increased reimbursement for cardiac PET.
- // Positron is defining the cardiac PET industry. Positron has developed the only comprehensive integrated vertical solution.
- // Expanding vertically into production and/or distribution of high margin radiopharmaceuticals & radioisotopes will significantly add to the bottom line.
- // Positron is the only company with the ability to process & handle Sr-82; enabling suppliers to produce additional supply.
- // Currently stabilizing and expanding the radioisotope supply chain is key to the growth of cardiac PET. Positron achieves this through agreements with 3rd party Strontium producers.
- // Positron will secure the future of cardiac PET with the proprietary supply of Strontium thru the Company's proposed 70 MeV cyclotron project.
- // Positron has strong IP, products and market position as core foundation.

Forward Looking Statements

Certain statements contained in this presentation may constitute "forward-looking statements". Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the presentation.

Positron

The Future of Nuclear Cardiology